UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2023, the Board of Directors of Prudential Financial, Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated By-Laws, effective immediately. The amendments, among other things, update the disclosure, notification, and other requirements related to nominations of directors and submission of other business by shareholders, including requiring compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The amendments to the By-Laws include the following:

Article II, Section 7 (Meetings of Shareholders; Nature of Business at Annual Meeting of Shareholders) has been amended to provide that:

•

to be in proper form, a shareholder’s notice to the Secretary must set forth, among other things, a description of (1) any plans or proposals which such shareholder, beneficial owner, if any, or control person may have with respect to securities of the Company that would be required to be disclosed pursuant to Item 4 of Exchange Act Schedule 13D and (2) any agreement, arrangement or understanding with respect to the other business between or among such shareholder, beneficial owner, if any, or control person and any other person, including, without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D, which description shall include, in addition to all other information, information identifying all parties thereto (in the case of either clause (1) or (2), regardless of whether the requirement to file a Schedule 13D is applicable); and

•

if any information or communication submitted pursuant to Article II, Section 7 of the By-Laws is inaccurate or incomplete in any material respect (as determined by the Board of Directors (or any duly authorized committee thereof)) such information shall be deemed not to have been provided in accordance with Section 7 of the By-Laws. Upon written request of the Secretary of the Company, the shareholder giving notice of an intent to propose such business shall provide, within five (5) business days after delivery of such request (or such longer period as may be specified in such request), (i) written verification, reasonably satisfactory to the Company, to demonstrate the accuracy of any information submitted and (ii) a written affirmation of any information submitted as of an earlier date. If such shareholder fails to provide such written verification or affirmation within such time period, the information as to which written verification or affirmation was requested may be deemed not to have been provided in accordance with Section 7 of the By-Laws.

Article III, Section 2 (Directors; Nomination of Directors) has been amended to provide that:

•

A shareholder’s notice of nominees given in accordance with Article III, Section 2 of the By-Laws must contain the names of only the nominees for whom such shareholder (or beneficial owner, if any) intends to solicit proxies, and a shareholder shall not be entitled to make additional or substitute nominations following the expiration of the time periods set forth in Article III, Section 2(a) of the By-Laws; provided that, in the event a shareholder’s notice includes one or more substitute nominees, such shareholder must provide timely notice of such substitute nominee(s) in accordance with the provisions of Article III, Section 2 of the By-Laws (including, without limitation, satisfaction of all applicable informational requirements set forth in the By-Laws); and

•

to be in proper form, a shareholder’s notice to the Secretary pursuant to Article III, Section 2 of the By-Laws must set forth (i) as to each person whom the shareholder proposes to nominate for election as a director, among other things, all completed and signed questionnaires prepared by the Company, including those required of the Company’s directors and officers and any other questionnaire the Company determines is necessary or advisable to assess whether the shareholder nominee will satisfy any qualifications or requirements imposed by the Certificate of Incorporation or the By-Laws, any applicable law, rule, regulation or listing requirement, and any Company policies and guidelines applicable to directors (which questionnaires shall be provided to the Company at the same time as the shareholder’s notice and will be provided by the Secretary of the Company promptly, but in any event within five (5) business days, following a written request therefor to the Secretary of the Company); and (ii) description of (1) any plans or proposals which such shareholder, beneficial owner, if any, or control person may have with respect to securities of the Company that would be required to be disclosed pursuant to Item 4 of Exchange Act Schedule 13D and (2) any agreement, arrangement or understanding with respect to the nomination between or among such shareholder, beneficial owner, if any, or control person and any other person, including, without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D, which description shall include, in addition to all other information, information identifying all parties thereto (in the case of either clause (1) or (2), regardless of whether the requirement to file a Schedule 13D is applicable); and

•

if any information or communication submitted pursuant to Article III, Section 2 of the By-Laws is inaccurate or incomplete in any material respect (as determined by the Board of Directors (or any duly authorized committee thereof)) such information shall be deemed not to have been provided in accordance with Article III, Section 2 of the By-Laws. Upon written request of the Secretary of the Company, the shareholder giving notice of an intent to nominate a candidate for election shall provide, within five (5) business days after delivery of such request (or such longer period as may be specified in such request), (i) written verification, reasonably satisfactory to the Company, to demonstrate the accuracy of any information submitted and (ii) a written affirmation of any information submitted as of an earlier date. If such shareholder fails to provide such written verification or affirmation within such time period, the information as to which written verification or affirmation was requested may be deemed not to have been provided in accordance with Article III, Section 2 of the By-Laws.

The foregoing description of the amendments to the Company’s Amended and Restated By-Laws is not complete, does not include every amendment and is qualified in all respects by reference to the text of the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated By-Laws of Prudential Financial, Inc., effective September 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2023

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian P. Spitser
Name:	Brian P. Spitser
Title:	Vice President and Assistant Secretary